EXHIBIT 10.1

                  APS HOLDING CORPORATION - CREDIT AGREEMENT

      SECOND AMENDMENT AND FIRST WAIVER, dated as of July 31, 1998 (this "AMENDMENT") to the Revolving Credit, Term Loan and Guarantee Agreement, dated as of February 2, 1998 (as heretofore amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among A.P.S., Inc., a Delaware corporation and debtor-in-possession (the "COMPANY"), APS Holding Corporation, a Delaware corporation ("HOLDING"), each of the direct and indirect Subsidiaries of the Company party thereto (together with Holding, the "GUARANTORS"), each of which Guarantors is a debtor-in-possession (the Company and the Guarantors, collectively, the "DEBTORS"), the several banks and other financial institutions from time to time party thereto (collectively, the "LENDERS"), and The Chase Manhattan Bank, as agent for the Lenders (in such capacity, the "AGENT").

                             W I T N E S S E T H:

      WHEREAS, the Debtors, the Lenders and the Agent are parties to the Credit Agreement;

      WHEREAS, the Debtors have requested that the Lenders agree to waive compliance by the Debtors with certain covenants contained in the Credit Agreement and, in connection therewith, amend certain provisions of the Credit Agreement; and

      WHEREAS, the Lenders are willing to agree to such requested waivers and amendments, but only upon the terms and conditions of this Amendment;

      NOW THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the Company, the Guarantors, the Lenders and the Agent hereby agree as follows:

      1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Credit Agreement.

      2. WAIVERS UNDER SECTION 8 (NEGATIVE COVENANTS). (a) The Lenders hereby waive, until September 30, 1998, any Default or Event of Default arising by reason of any failure by the Borrower to comply with subsection 8.1(a) (EBITDA) of the Credit Agreement for the periods ending on the last day of the July, 1998 and August, 1998 fiscal months of the Borrower.

      (b) The Lenders hereby waive any Default or Event of Default arising by reason of any failure by the Borrower to comply with subsection 8.19 (Business
Plan) of the Credit Agreement, PROVIDED that the Borrower delivers on or before August 28, 1998 to the Agent and each Lender a Chapter 11 operating plan/budget covering at least the one-year period commencing on August 26, 1998 in form and substance reasonably satisfactory to the Required Tranche A Lenders.

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      3. AMENDMENTS TO SUBSECTION 4.8 (MANDATORY PREPAYMENT; COMMITMENT
TERMINATION; USE OF CASH). (a) Subsection 4.8(c) of the Credit Agreement is hereby amended by deleting the phrase "on the first day of a month" contained in such subsection and by substituting in lieu thereof the phrase "on the first day of a calendar month or the last day of a fiscal month".

      (b) Subsection 4.8(d) of the Credit Agreement is hereby amended by deleting the references to the term "Maximum Outstanding Amount" contained in such subsection and by substituting in lieu thereof references to "Maximum Outstanding Amount(s)".

      4. AMENDMENTS TO SUBSECTION 8.2 (LIMITATION ON INDEBTEDNESS). Subsections 8.2(c) and (d) of the Credit Agreement are hereby amended by deleting the reference to "$5,000,000" contained in each such subsection and by substituting in lieu thereof a reference to "$1,000,000".

      5. AMENDMENT TO SUBSECTION 8.7 (LIMITATION ON LEASES). Subsection 8.7 of the Credit Agreement is hereby amended by deleting the reference to "$3,000,000" contained in such subsection and by substituting in lieu thereof a reference to "$1,000,000".

      6. AMENDMENT TO SUBSECTION 8.9 (LIMITATION ON CAPITAL EXPENDITURES). Subsection 8.9 of the Credit Agreement is hereby amended by deleting the references to "$3,900,000" and "$5,850,000" contained in such subsection and by substituting in lieu thereof references to "$1,700,000" and "$2,000,000", respectively.

      7. AMENDMENT TO SUBSECTION 8.11 (LOANS AND OTHER INVESTMENTS BY AFCO). Subsection 8.11 of the Credit Agreement is hereby amended by deleting the references to "$3,500,000" and "$5,250,000" contained in such subsection and by substituting in lieu thereof references to "$2,000,000" and "$2,250,000", respectively.

      8. AMENDMENT AND AGREEMENT WITH RESPECT TO SCHEDULE 2.1 (MAXIMUM OUTSTANDING AMOUNT OF TRANCHE A LOANS). (a) Schedule 2.1 of the Credit Agreement is hereby amended by deleting the information contained in such Schedule for the months of July, August, September and October of 1998 and by substituting in lieu thereof the following:

                          "MAXIMUM OUTSTANDING AMOUNTS

MONTH                      PEAK                       FISCAL MONTH END

July                       $65,000,000                $39,000,000

August                     $45,000,000                $35,000,000

September                  $45,000,000                $34,000,000

October                    $40,000,000                $30,000,000".

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      (b) If the aggregate outstanding amount of the Tranche A Loans as of the last day of any fiscal month set forth in Section 8(a) above exceeds the Maximum Outstanding Amount for the end of such fiscal month, the Maximum Outstanding Amount shall not be increased to the "Peak" amount unless and until (and without prejudice to the Agent's and the Lenders' other rights and remedies) the Borrower makes the mandatory prepayment required pursuant to subsection 4.8(c).

      9. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. After giving effect to this Amendment, the Debtors hereby represent and warrant that all representations and warranties contained in the Credit Agreement are true and correct as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and that no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this Amendment.

      10. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective as of the date hereof upon receipt by the Agent of counterparts of this Amendment duly executed by the Company, the Guarantors and Supermajority Tranche A Lenders.

      11. CONTINUING EFFECT; NO OTHER AMENDMENTS OR WAIVERS. Except as expressly amended or waived pursuant to this Amendment, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Amendment shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or the other Loan Documents, including without limitation, any amendment, modification or waiver of any subsection amended or waived pursuant to this Amendment for any other date or time period.

      12.   MISCELLANEOUS.

      (a) This Amendment may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

      (b) This Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.



                                       A.P.S., INC.



                                       By: /s/ PETER FITZSIMMONS
                                           Title: Chief Financial Officer


                                       GUARANTORS:

                                       APS HOLDING CORPORATION
                                       BIG A AUTO PARTS, INC.
                                       AUTOPARTS FINANCE COMPANY, INC.
                                       APS SUPPLY, INC.
                                       AMERICAN PARTS SYSTEM, INC.
                                       A.P.S. MANAGEMENT SERVICES, INC.
                                       INSTALLERS' SERVICE WAREHOUSE, INC.,
                                       PARTS, INC., PRESATT, INC.


                                       By: /s/ PETER FITZSIMMONS
                                           Title:  Chief Financial Officer


                                       THE CHASE MANHATTAN BANK, as Lender,
                                       Issuing Bank and Agent


                                       By: /s/ CATHRYN A. GREENE
                                           Title:  Vice President

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                                       BANK ONE, N.A.


                                       By: /s/ MICHAEL A. REEVES
                                           Title:  Vice President



                                       BEAR, STEARNS & CO. INC.


                                       By: __________________________
                                           Title:



                                       D. K. ACQUISITION PARTNERS, L.P.

                                       By: M. H. Davidson & Co., its General
                                           Partner


                                       By: /s/ MICHAEL J. LEFFELL
                                           Title:  General Partner


                                       FOOTHILL CAPITAL CORPORATION


                                       By: ______________________
                                           Title:

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                                       GOLDMAN SACHS CREDIT PARTNERS, L.P.


                                       By: __________________________
                                           Title:


                                       NATIONAL BANK OF CANADA


                                       By: /s/ E. LYNN FORGOSH
                                           Title:  Group Vice President

                                       By: __________________________
                                           Title: Group Vice President


                                       QUANTUM PARTNERS, LDC


                                       By: /s/ MARK D. SONNINO
                                           Title:  Attorney-in-Fact


                                       SOCIETE GENERALE


                                       By: __________________________
                                           Title:

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                                       UBS AG, LONDON BRANCH


                                       By: __________________________
                                           Title:


                                       By: __________________________
                                           Title:

                                       WAYLAND INVESTMENT FUND, LLC


                                       By: __________________________
                                           Title:


                                       WELLS FARGO BANK (Texas), NATIONAL
                                       ASSOCIATION


                                       By: /s/ ROGER FRUENDT
                                           Title:  Vice President


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